Exhibit 99.4

CONSENT OF MARTIN BANDIER

I consent to the reference to me under the caption “Management” in the prospectus contained in the Registration Statement on Form S-1 (File No. 333-135944) of GateHouse Media, Inc.

Dated:	September 28, 2006

/s/ Martin Bandier
Name: Martin Bandier